SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                           NEWMONT MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                            (Commission File Number)

                                   84-1611629
                     (I.R.S. Employer Identification Number)

                               1700 Lincoln Street
                              Denver, Colorado 8020
              (Address and zip code of principal executive offices)

                                 (303) 863-7414
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02--Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On September 9, 2004, the Board of Directors of Newmont Mining Corporation (the "Company") voted to increase the size of the Board from 12 to 13 members and elected Donald C. Roth to fill the newly created vacancy. Mr. Roth was not appointed to serve on any committees of the Board.

There is no arrangement or understanding between Mr. Roth and any other persons pursuant to which he was selected as a director.

There have been no transactions with Newmont that exceed $60,000 in which Mr. Roth had a direct or indirect interest, per Item 404(a) of Regulation S-K.

A copy of the news release announcing Mr. Roth's election to the Board of Directors of the Company is attached hereto as Exhibit 99.1.

Item 9.01--Financial Statements and Exhibits.

99.1 Press Release Announcing Election of New Director

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWMONT MINING CORPORATION

                                            By:   /s/ Bruce D. Hansen
                                                --------------------------------
                                                Name: Bruce D. Hansen
                                                Title: Senior Vice President and
                                                Chief Financial Officer

Dated: September 13, 2004

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          News Release Announcing Election of Director